UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)

538 Broadhollow Road, Melville, New York                      11747
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (516) 396-7700
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02  Termination of a Material Definitive Agreement.

(a) Over the last several days, American Home Mortgage Investment Corp. (the "Company") has received notice from substantially all of its lenders and certain counterparties to other material agreements with respect to alleged events of default and their intention to terminate the relevant agreements. The Company has disputed certain of the notices, but in the event of termination, the Company's financial obligation under such agreements may be accelerated, it may be subject to penalties and it may suffer cross-default claims from its other lenders.

Item 1.03  Bankruptcy or Receivership

On August 6, 2007, the Company issued a press release announcing that the Company, together with certain of its subsidiaries, had filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (American Home Mortgage Holdings, Inc., a Delaware corporation, et al. Case No. 07-11047(CSS)). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

(a) See Item 1.02.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a) On August 6, 2007, the Company received notification from the New York Stock Exchange (the "NYSE") that its staff had determined that the Company's common stock, Series A Cumulative Redeemable Preferred Stock and Series B Cumulative Redeemable Preferred Stock should be suspended immediately. Application to the Securities and Exchange Commission to delist the issues is pending the completion of the NYSE's applicable procedures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Effective August 3, 2007, John A. Johnston resigned from his position as a Director of the Company. As previously disclosed, Mr. Johnston previously resigned from his position as President of Western Division. The resignation was not due to a disagreement with the Company.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

99.1  Press Release, dated August 6, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 9, 2007                  AMERICAN HOME MORTGAGE
                                      INVESTMENT CORP.


                                       By:   /s/ Michael Strauss
                                          --------------------------------------
                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer

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                                EXHIBIT INDEX
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            EXHIBIT NUMBER                  DESCRIPTION
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                 99.1          Press Release, dated August 6, 2007.